4a. Income Taxes (Details-Federal Statutory Rate)	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Income Tax Disclosure [Abstract]
Federal Statutory Tax Rate	34.00%	34.00%
State Taxes, net of Federal benefit	6.00%	6.00%
Change in Valuation Allowance	(40.00%)	(40.00%)
Total Tax Expense	0.00%	0.00%